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                                                                   EXHIBIT 24


                              POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Robert D. Gordon, Sue A. Hogue and Julie Cummins Brady and each of them, their true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for them and in their name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Apertus Technologies Incorporated for the fiscal year ended April 2, 1995 and all amendments to such Annual Report on Form 10-K, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                Signatures                                                Date
                ----------                                                ----

     /s/ Robert D. Gordon
_____________________________________________________________             ___________, 1995

Robert D. Gordon, Chairman of the Board, Chief Executive
  Officer, President (Principal Executive Officer) and
  Director


     /s/ Sue A. Hogue
_____________________________________________________________             ___________, 1995

Sue A. Hogue, Chief Financial Officer (Principal Financial
  Officer and Principal Accounting Officer)


     /s/ Nicholas J. Covatta
_____________________________________________________________             ___________, 1995

Nicholas J. Covatta Jr., Director


     /s/ Robert W. Fischer
_____________________________________________________________             ___________, 1995

Robert W. Fischer, Director


     /s/ Arch J. McGill
_____________________________________________________________             ___________, 1995

Arch J. McGill, Director


     /s/ Clarence W. Spangle
_____________________________________________________________             ___________, 1995

Clarence W. Spangle, Director